DEED OF TRUST, MORTGAGE,
                 ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING
                             AND FINANCING STATEMENT
                                      FROM


                            GARWOOD PETROSEARCH, INC.
                         (Taxpayer I.D. No. 20-5807922)

                                       TO


                             A. FRANK KLAM, TRUSTEE


                                       AND
                       LAURUS MASTER FUND, LTD., MORTGAGEE
                         (Taxpayer I.D. No. 98-0337673)


                             Dated November 1, 2006

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS, AMONG OTHER THINGS, (A) GOODS WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE REAL PROPERTY DESCRIBED HEREIN, AND (B) AS-EXTRACTED COLLATERAL RELATED TO THE REAL PROPERTY DESCRIBED HEREIN (INCLUDING WITHOUT LIMITATION OIL, GAS, OTHER MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH AND ACCOUNTS ARISING OUT OF THE SALE AT THE WELLHEAD OR MINEHEAD THEREOF). THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES REFERENCED IN EXHIBIT A HERETO AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING AND AS A FINANCING STATEMENT COVERING AS-EXTRACTED COLLATERAL. THE MORTGAGOR

HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT.


A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW MORTGAGEE (AS HEREINAFTER DEFINED) OR THE TRUSTEE (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR (AS HEREINAFTER DEFINED) UNDER THIS MORTGAGE.

--------------------------------------------------------
WHEN RECORDED OR FILED       THIS DOCUMENT PREPARED BY:
RETURN TO:
---------------------------  ---------------------------
---------------------------  ---------------------------
Thompson & Knight, LLP       Ryan J. Mathews
333 Clay Street, Suite 3300  Thompson & Knight, LLP
Houston, Texas 77002         333 Clay Street, Suite 3300
Attention:  Ryan J. Mathews  Houston, Texas 77002

--------------------------------------------------------

                            DEED OF TRUST, MORTGAGE,
                 ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING
                             AND FINANCING STATEMENT
                                (this "Mortgage")

                                   ARTICLE I.

                     Granting Clauses; Secured Indebtedness
                     --------------------------------------

     Section  1.1     Grant  and  Mortgage.  GARWOOD  PETROSEARCH, INC., a Texas
                      --------------------
corporation (herein called "Mortgagor"), for and in consideration of the sum of Ten Dollars ($10.00) to Mortgagor in hand paid, and in order to secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY,
TRANSFER, ASSIGN AND SET OVER to A. FRANK KLAM, Trustee (the "Trustee"), and grant to Trustee a POWER OF SALE (pursuant to this Mortgage and applicable law), with respect to, the following described properties, rights and interests (the "Mortgaged Properties"):

          A. The oil, gas and/or other mineral properties which are described in Exhibit A attached hereto and made a part hereof;

          B. Without limitation of the foregoing, all other right, title and interest of Mortgagor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to (i) the oil, gas and/or mineral leases or other agreements described in Exhibit A hereto, (ii) the lands described or referred to in Exhibit A (or described in any of the instruments described or referred to in Exhibit A), without regard to any limitations as to specific interests, lands or depths that may be set forth in Exhibit A hereto or in any of the leases or other agreements described in Exhibit A hereto and (iii) any other lands
     (including submerged lands) located anywhere in the United States of America or located offshore the United States of America but within the offshore area over which the United States of America or any State thereof asserts jurisdiction;

          C. All of Mortgagor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause A or B above;

          D. All of Mortgagor's interest in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate to the properties, rights and interests described in clause A, B or C above or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests (including, but not limited to, those contracts listed in Exhibit A hereto), as same may be amended or supplemented from time to time; and

          E. All of Mortgagor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures, movable or immovable property and other real and/or personal property (including, without limitation, all wells, pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, salt water disposal facilities, and power, telephone and telegraph lines), and all easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties, rights and interests described in clause A, B or C above, or in connection with the operation of such properties, rights and interests, or in connection with the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests; and

          F. All rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties.

     TO HAVE AND TO HOLD the Mortgaged Properties unto the Trustee, and its successors or substitutes in this trust, and to its or their successors and assigns, in trust, however, upon the terms, provisions and conditions herein set forth.

     Section 1.2     Grant of Security Interest.  In order to further secure the
                     --------------------------
payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties, and undertakings of Mortgagor hereinafter described, Mortgagor hereby grants to Mortgagee a security interest in the entire interest of Mortgagor (whether now owned or hereafter acquired by operation of law or otherwise) in and to the Mortgaged Properties, to the extent a security interest may be created therein, and in and to:

     (a) all oil, gas, other hydrocarbons, and other minerals produced from or allocated to the Mortgaged Properties, and any products processed or obtained therefrom (herein collectively called the "Production"), together with all proceeds of Production (regardless of whether Production to which such proceeds relate occurred on or before or after the date hereof), together with all other as-extracted collateral related to the Mortgaged Properties, and together with all liens and security interests securing payment of the proceeds of the Production, including, but not limited to, those liens and security interests provided for under (i) statutes enacted in the jurisdictions in which the Mortgaged Properties are located, or (ii) statutes made applicable to the Mortgaged Properties under federal law (or some combination of federal and state law);

     (b) without limitation of any other provisions of this Section 1.2, all payments received in lieu of Production (regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on or before or after the date hereof), including, without limitation, "take or pay" payments and similar payments, payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, payments received in buyout or buydown or other settlement of a production sales contract, and payments received under a gas balancing or similar agreement as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by Mortgagor as a result of Mortgagor (and/or its predecessors in title) taking or having taken less gas from lands covered by a Mortgaged Property (or lands pooled or unitized therewith) than their ownership of such Mortgaged Property would entitle them to receive (the payments described in this subsection (b) being herein called "Payments in Lieu of Production");

     (c) all equipment, inventory, improvements, fixtures, accessions, goods and other personal property or movable property of whatever nature now or hereafter located on or used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production), and all licenses and permits of whatever nature now or hereafter used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production), and all renewals or replacements of the foregoing or substitutions for the foregoing;

     (d) all accounts, receivables, contract rights, choses in action (i.e., rights to enforce contracts or to bring claims thereunder), commercial tort claims, and other general intangibles of whatever nature (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) related to the Mortgaged Properties, the operation thereof (whether Mortgagor is operator or non-operator), or the treating, handling, separation, stabilization, storing, processing, transporting, gathering, or marketing of Production (including, without limitation, any of the same relating to payment of proceeds of Production or to payment of amounts which could constitute Payments in Lieu of Production);

     (e) Without limitation of the generality of the foregoing, any rights and interests of Mortgagor under any present or future hedge or swap agreements, cap, floor, collar, exchange, forward or other hedge or protection agreements or transactions relating to crude oil, natural gas or other hydrocarbons, or any option with respect to any such agreement or transaction now existing or hereafter entered into by or on behalf of Mortgagor;

     (f) all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Properties, the Production or any other item of Property (as hereinafter defined) which are now or hereafter in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, software and other forms of recording or obtaining access to such data;

     (g) all money, documents, instruments, chattel paper (including without limitation, electronic chattel paper and tangible chattel paper), right to payment evidenced by chattel paper, securities, accounts, payment intangibles, general intangibles, letters of credit, letter-of-credit rights, supporting obligations and rights to payment of money, arising from or by virtue of any transaction (regardless of whether such transaction occurred on or before or after the date hereof) related to the Mortgaged Properties, the Production or any other item of Property;

     (h) without limitation of or by any of the foregoing, all rights, titles and interests now owned or hereafter acquired by Mortgagor in any and all goods, inventory, equipment, as-extracted collateral, documents, money, instruments, intellectual property, certificated securities, uncertificated securities, investment property, letters of credit, rights to proceeds of written letters of credit and other letter-of-credit rights, commercial tort claims, deposit accounts, payment intangibles, general intangibles, contract rights, chattel paper (including, without limitation, electronic chattel paper and tangible chattel paper), rights to payment evidenced by chattel paper, software, supporting obligations and accounts, wherever located, and all rights and privileges with respect thereto (all of the properties, rights and interests described in subsections (a), (b), (c), (d), (e), (f), and (g) above and this subsection (h) being herein sometimes collectively called the "Collateral")

     (i) all proceeds of the Collateral, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real/immovable property, personal/movable property or other assets (the Mortgaged Properties, the Collateral and the proceeds of the Collateral being herein sometimes collectively called the "Property"); and

     (j) except as otherwise expressly provided in this Mortgage, all terms in this Mortgage relating to the Collateral and the grant of the foregoing security interest which are defined in the applicable Uniform Commercial Code (the "UCC") shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the UCC, as those meanings may be amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Mortgage, then such term, as used herein, shall be given such broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Mortgage, such amendment or holding shall be disregarded in defining terms used in this Mortgage.

     Section  1.3     Note, Loan Documents, Other Obligations.  This Mortgage is
                      ---------------------------------------
made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities:

     (a) All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Securities Purchase Agreement of even date herewith by and between Mortgagor and Mortgagee, and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (such Securities Purchase Agreement as the same may from time to time be supplemented, amended or modified, and all other agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, being herein called the "Securities Purchase Agreement");

     (b) All indebtedness and other obligations now or hereinafter incurred or arising pursuant to the provisions of the Related Agreements (as defined in the Securities Purchase Agreement) and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (such Related Agreements as the same may from time to time be supplemented, amended or modified, and all other agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, being herein called the "Related Agreements");

     (c) One certain secured term note of even date herewith, in the principal amount of $8,300,000 made by Mortgagor and payable to the order of Mortgagee on or before November 1, 2009, bearing interest as therein provided, and containing a provision for the payment of a reasonable additional amount as attorneys' fees, as the same may from time to time be supplemented, amended or modified, and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such note, as from time to time supplemented, amended, or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being herein called the "Note");

     (d) All indebtedness and other obligations now or hereafter incurred or arising pursuant to or permitted by the provisions of the Securities Purchase Agreement, the Related Agreements, the Note, this Mortgage or any other instrument now or hereafter evidencing, governing, guaranteeing or securing the "secured indebtedness" (as hereinafter defined) or any part thereof or otherwise executed in connection with any advance or loan evidenced or governed by the Securities Purchase Agreement, the Related Agreements, or the Note (the
Securities Purchase Agreement, the Related Agreements, the Note, this Mortgage and such other instruments being herein sometimes collectively called the "Loan Documents");

     (e) Payment of and performance of any and all present or future obligations of Mortgagor according to the terms of any present or future interest or currency rate swap, rate cap, rate floor, rate collar, exchange transaction, forward rate agreement, or other exchange or rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Mortgagor and Mortgagee (or any one or more affiliates of any Mortgagee);

     (f) Payment of and performance of any and all present or future obligations of Mortgagor according to the terms of any present or future swap agreements, cap, floor, collar, exchange transaction, forward agreement or other exchange or protection agreements relating to crude oil, natural gas or other hydrocarbons, or any option with respect to any such transaction now existing or hereafter entered into between Mortgagor and Mortgagee (or any one or more affiliates of Mortgagee) or any "Approved Hedge Counterparty" from time to time a party to an Intercreditor and Collateral Agency Agreement among Mortgagor, Mortgagee and the "Approved Hedge Counterparties" from time to time a party thereto;

     (g) All other loans and future advances made by Mortgagee to Mortgagor and all other debts, obligations and liabilities of Mortgagor of every kind and character now or hereafter existing in favor of Mortgagee, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to a third party and subsequently acquired by Mortgagee; and

     (h) Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this Section 1.3, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

     Section  1.4     Secured  Indebtedness.  The  indebtedness  referred  to in
                      ---------------------
Section 1.3, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby".

                                   ARTICLE II.

                    Representations, Warranties and Covenants
                    -----------------------------------------

     Section  2.1     Mortgagor  represents, warrants, and covenants as follows:

     (a)     Title  and  Permitted  Encumbrances.  Mortgagor  has, and Mortgagor
             -----------------------------------
covenants to maintain, good and defensible title to the Property, free and clear of all liens, security interests, and encumbrances except for (i) the contracts, agreements, burdens, encumbrances and other matters set forth in the descriptions of certain of the Mortgaged Properties on Exhibit A hereto, (ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for taxes which are not yet delinquent, (iv) liens under operating agreements, pooling orders and unitization agreements, and mechanics' and materialmen's liens, with respect to obligations which are not yet due, and (v) other liens and security interests (if any) in favor of Mortgagee (the matters described in the foregoing clauses (i), (ii), (iii), (iv), and (v) being herein called the "Permitted Encumbrances"); Mortgagor will warrant and defend title to the Property, subject as aforesaid, against the claims and demands of all persons claiming or to claim the same or any part thereof. With respect to each Mortgaged Property, the ownership of Mortgagor in such Mortgaged Property does and will, (i) with respect to each tract of land described in Exhibit A hereto (whether described directly in such Exhibit A or described by reference to another instrument) in connection with such Mortgaged Property, (A) entitle Mortgagor to receive (subject to the terms and provisions of this Mortgage) a decimal or percentage share of the oil, gas and other hydrocarbons produced from, or allocated to, such tract equal to not less than the decimal or percentage share set forth in Exhibit A in connection with such tract opposite the words "NET REVENUE INTEREST" (or words of similar import), (B) cause Mortgagor to be obligated to bear a decimal or percentage share of the cost of exploration, development and operation of such tract of land not greater than the decimal or percentage share set forth in Exhibit A in connection with such tract opposite the words "WORKING INTEREST" (or words of similar import) and (ii) if such Mortgaged Property is shown on Exhibit A to be subject to a unit or units, with respect to each such unit, (A) entitle Mortgagor to receive (subject to the terms and provisions of this Mortgage) a decimal or percentage share of all substances covered by such unit which are produced from, or allocated to, such unit equal to not less than the decimal or percentage share set forth in Exhibit A in connection with such Mortgaged Property opposite the words "UNIT NET REVENUE INTEREST" or words of similar import (and if such Mortgaged Property is subject to more than one unit, words identifying such interest with such unit), and (B) obligate Mortgagor to bear a decimal or percentage share of the cost of exploration, development and operation of such unit not greater than the decimal or percentage share set forth in Exhibit A in connection with such Mortgaged Property opposite the words "UNIT WORKING INTEREST" or words of similar import (and if such Mortgaged Property is subject to more than one unit, words identifying such interest with such unit). With respect to each Property described in Exhibit A hereto which is subject to a voluntary or involuntary pooling, unitization or communitization agreement and/or order, the term "tract of land" as used in this Section 2.1(a) shall mean the pooled, unitized or communitized area as an entirety and shall not be deemed to refer to any individual tract committed to said pooled, unitized or communitized area. The above-described shares of production which Mortgagor is entitled to receive and shares of expenses which Mortgagor is obligated to bear are not and will not be subject to change (other than changes which arise pursuant to non-consent provisions of operating agreements described in Exhibit A in connection with operations hereafter proposed), except, and only to the extent that, such changes are reflected in Exhibit A. There is not and will not be any unexpired financing statement covering any part of the Property on file in any public office naming any party other than Mortgagee as secured party. Upon request by Mortgagee, Mortgagor will deliver to Mortgagee schedules of all internal and third party information identifying the Mortgaged Properties (such as, for example, lease names and numbers assigned by Mortgagor or the operator of any Mortgaged Property, well and/or unit and/or property names and numbers assigned by purchasers of Production, and internal identification names and numbers used by Mortgagor in accounting for revenues, costs, and joint interest transactions attributable to the Mortgaged Properties).

     (b)     Sale  of  Production.  No  Mortgaged  Property  is  or  will become
             --------------------
subject to any contractual or other arrangement (i) whereby payment for production is or can be deferred for a substantial period after the month in which such production is delivered (i.e., in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days) or (ii) whereby payments are made to Mortgagor other than by checks, drafts, wire transfer advises or other similar writings, instruments or communications for the immediate payment of money. Except for production sales contracts, processing agreements or transportation agreements (or other agreements relating to the marketing of Production) listed on Exhibit A (in connection with the Mortgaged Properties to where they relate), (i) no Mortgaged Property is or will become subject to any contractual or other arrangement for the sale, processing or transportation of Production (or otherwise related to the marketing of Production) which cannot be cancelled on 90 days' (or less) notice and (ii) all contractual or other arrangements for the sale, processing or transportation of Production (or otherwise related to the marketing of Production) shall be bona fide arm's length transactions with third parties not affiliated with Mortgagor and shall be at the best price (and on the best terms) available (such price shall, in the case of Production sales which are subject to price controls, be determined giving consideration to such fact). Neither Mortgagor, nor any of its predecessors in title, has received prepayments (including, but not limited to, payments for gas not taken pursuant to "take or pay" or other similar arrangements) for any oil, gas or other hydrocarbons produced or to be produced from the Mortgaged Properties after the date hereof, and Mortgagor hereby covenants not to enter into any such advance or prepayment arrangements whereby it accepts consideration for oil, gas or other hydrocarbons not yet produced. No Mortgaged Property is or will become subject to any "take or pay" or other similar arrangement (i) which can be satisfied in whole or in part by the production or transportation of gas from other properties or (ii) as a result of which production from the Mortgaged Properties may be required to be delivered to one or more third parties without payment (or without full payment) therefor as a result of payments made, or other actions taken, with respect to other properties. There is no Mortgaged Property with respect to which Mortgagor, or its predecessors in title, has, prior to the date hereof, taken more ("overproduced"), or less ("underproduced"), gas from the lands covered thereby (or pooled or unitized therewith) than its ownership interest in such Mortgaged Property would entitle it to take. Mortgagor will not after the date hereof become "overproduced" (as above defined) with respect to any well on the Mortgaged Properties (or on any unit in which the Mortgaged Properties participate), in an amount in excess of Mortgagor's share of gas produced from such well during the preceding four calendar months. No Mortgaged Property is or will become subject to a gas balancing arrangement under which one or more third parties may take a portion of the production attributable to such Mortgaged Property without payment (or without full payment) therefor as a result of production having been taken from, or as a result of other actions or inactions with respect to, other properties. No Mortgaged Property is subject at the present time to any regulatory refund obligation and, to the best of Mortgagor's knowledge, no facts exist which might cause the same to be imposed.

     (c)     Condition  of  Personal  or  Movable  Property.  The  equipment,
             ----------------------------------------------
inventory, improvements, fixtures, goods and other tangible personal/movable property forming a part of the Property are and will remain in good repair and condition and are and will be adequate for the normal operation of the Property in accordance with prudent industry standards; all of such Property is, and will remain, located on the Mortgaged Properties, except for that portion thereof which is or shall be located elsewhere (including that usually located on the Mortgaged Properties but temporarily located elsewhere) in the course of the normal operation of the Property.

     (d)     Operation  of  Mortgaged Properties.  The Mortgaged Properties (and
             -----------------------------------
properties unitized therewith) are being (and, to the extent the same could adversely affect the ownership or operation of the Mortgaged Properties after the date hereof, have in the past been), and hereafter will be, maintained, operated and developed in a good and workmanlike manner, in accordance with prudent industry standards and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with all oil, gas and/or other mineral leases and other contracts and agreements forming a part of the Property and in conformity with the Permitted Encumbrances; specifically in this connection, (i) no Mortgaged Property is subject to having allowable production after the date hereof reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the date hereof and (ii) none of the wells located on the Mortgaged Properties (or properties unitized therewith) are or will be deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, and will remain, bottomed under and producing from, with the well bores wholly within, the Mortgaged Properties (or, in the case of wells located on properties unitized therewith, such unitized properties). There are no wells being drilled, deepened, plugged back or reworked, and no other operations are being conducted for which consent is required under the applicable operating agreement (or which are other than normal operation of existing wells on the Mortgaged Properties); there are no proposals currently outstanding (whether made by Mortgagor or by any other party) to drill, deepen, plug back, or rework wells, or to conduct any such other operations, or to abandon any wells on the Mortgaged Properties (nor are there any such proposals which have been approved either by Mortgagor or any other party, with respect to which the operations covered thereby have not been commenced). There are no dry holes, or otherwise inactive wells, located on the Mortgaged Properties or on lands pooled or unitized therewith (including, without limitation, any wells which would, if located in Texas, require compliance with Railroad Commission Rule 14(b)(2)), except for wells that have been properly plugged and abandoned. Mortgagor has, and will have in the future, all governmental licenses and permits necessary or appropriate to own and operate the Property; Mortgagor has not received notice of any violations in respect of any such licenses or permits.

     (e)     Sale  or  Disposal.  Mortgagor  will not, without the prior written
             ------------------
consent of Mortgagee, sell, exchange, lease, transfer, or otherwise dispose of any part of, or interest in, the Property other than (i) sales, transfers and other dispositions of machinery, equipment and other personal property and fixtures made in connection with a release, surrender or abandonment (to which Mortgagee has given its prior written consent) of a lease, (ii) sales, transfers and other dispositions of machinery, equipment and other personal property and fixtures in connection with the abandonment (to which Mortgagee has given its prior written consent) of a well, (iii) sales, transfers and other dispositions of machinery, equipment and other personal property and fixtures which are (A) obsolete for their intended purpose and disposed of in the ordinary course of business or (B) replaced by articles of at least equal suitability and value owned by Mortgagor free and clear of all liens except this Mortgage and the Permitted Encumbrances, and (iv) sales of Production which are made in the ordinary course of business and in compliance with Section 2.1(b) hereof; provided that nothing in clause (iv) shall be construed as limiting Mortgagee's rights under Article III of this Mortgage. Mortgagor shall account fully and faithfully for and, if Mortgagee so elects, shall promptly pay or turn over to Mortgagee the proceeds in whatever form received from disposition in any manner of any of the Property. Mortgagor shall at all times keep the Property and its proceeds separate and distinct from other property of Mortgagor and shall keep accurate and complete records of the Property and its proceeds.

     (f)     Ad Valorem and Severance Taxes.  Mortgagor has paid and discharged,
             ------------------------------
and will continue to pay and discharge, all ad valorem taxes assessed against the Property or any part thereof and all production, severance and other taxes assessed against, or measured by, the Production or the value, or proceeds, of the Production.

     (g)     Suits  and  Claims.  There  are  no  suits,  actions,  claims,
             ------------------
investigations, inquiries, proceedings or demands pending or threatened which affect the Property (including, without limitation, any which challenge or otherwise pertain to Mortgagor's title to the Property) and no judicial or administrative actions, suits or proceedings pending or threatened against Mortgagor.

     (h)     Environmental.
             -------------

          (i)     Current  Status.  The  Property  and  Mortgagor  are  not  in
                  ---------------
     violation of Applicable Environmental Laws (below defined), or subject to any existing, pending or, to the best knowledge of Mortgagor, threatened investigation or inquiry by any governmental authority or any other person under or with respect to Applicable Environmental Laws, or subject to any remedial obligations under Applicable Environmental Laws, and are in compliance with all permits and licenses required under Applicable Environmental Laws, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property and Mortgagor. "Applicable Environmental Laws" shall mean any applicable laws, orders, rules, or regulations pertaining to safety, health or the environment, as such laws, orders, rules or regulations now exist or are hereafter enacted and/or amended (including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA") and applicable state and local law). Mortgagor undertook, at the time of acquisition of the Property, all appropriate inquiry into the previous ownership and uses of the Property consistent with good commercial or customary practice. Mortgagor has taken all steps necessary to determine and has determined that no hazardous substances or solid wastes have been disposed of or otherwise released at, into, upon or under the Property. The use which Mortgagor makes and intends to make of the Property will not result in the use, treatment, storage or disposal or other release of any hazardous substance or solid waste at, into, upon or under the Property, except such usage, and temporary storage in anticipation of usage, as is in the ordinary course of business and in compliance with Applicable Environmental Laws. The terms "hazardous substance" and "release" as used in this Mortgage shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the states in which the Mortgaged Properties are located establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. The "Associated Property" (as such term is hereinafter defined) is not in violation of any Applicable Environmental Laws for which Mortgagor or its predecessors in the Property would be responsible. The term "Associated Property" as used in this Mortgage shall mean any and all interests in and to (and or carved out of) the lands which are described or referred to in Exhibit A hereto, or which are otherwise described in any of the oil, gas and/or mineral leases or other instruments described in or referred to in such Exhibit A, whether or not such property interests are owned by Mortgagor.

          (ii)     Future  Performance.  Mortgagor  will not cause or permit the
                   -------------------
     Property or the Associated Property or Mortgagor to be in violation of, or do anything or permit anything to be done which will subject the Property or the Associated Property to any remedial obligations under, or result in noncompliance with applicable permits and licenses under, any Applicable Environmental Laws, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property or the Associated Property and Mortgagor will promptly notify Mortgagee in writing of any existing, pending or, to the best knowledge of Mortgagor, threatened investigation, claim, suit or inquiry by any governmental authority or any person in connection with any Applicable Environmental Laws. Mortgagor will take all steps necessary to determine that no hazardous substances or solid wastes have been disposed of or otherwise released on or to the Property or the Associated Property. Mortgagor will not cause or permit the disposal or other release of any hazardous substance or solid waste at, into, upon or under the Property or the Associated Property and covenants and agrees to keep or cause the Property and/or the Associated Property to be kept free of any hazardous substance or solid waste (except such use, and temporary storage in anticipation of use, as is required in the ordinary course of business, all while in compliance with Applicable Environmental Laws), and to remove the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery at its sole expense. Upon Mortgagee's reasonable request, at any time and from time to time during the existence of this Mortgage, Mortgagor will provide at Mortgagor's sole expense an inspection or audit of the Property and the Associated Property from an engineering or consulting firm approved by Mortgagee, indicating the presence or absence of hazardous substances and solid waste on the Property and/or the Associated Property and compliance with Applicable Environmental Laws.

     (i)     Not  Abandon Wells; Participate in Operations.  Mortgagor will not,
             ---------------------------------------------
without prior written consent of Mortgagee, abandon, or consent to the abandonment of, any well producing from the Mortgaged Properties (or properties unitized therewith) so long as such well is capable (or is subject to being made capable through drilling, reworking or other operations which it would be commercially feasible to conduct) of producing oil, gas, or other hydrocarbons or other minerals in commercial quantities (as determined without considering the effect of this Mortgage). Mortgagor will not, without prior written consent of Mortgagee, elect not to participate in a proposed operation on the Mortgaged Properties where the effect of such election would be the forfeiture either temporarily (i.e. until a certain sum of money is received out of the forfeited interest) or permanently of any interest in the Mortgaged Properties.

     (j)     Defense  of Mortgage.  If the validity or priority of this Mortgage
             --------------------
or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof or the title of Mortgagor to the Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Mortgagor with respect thereto, Mortgagor will give prompt written notice thereof to Mortgagee and at Mortgagor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Trustee and Mortgagee, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior liens or security interests, and all expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee or Trustee (as the case may be) and shall bear interest from the date expended until paid at the rate described in Section 2.3 hereof, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

     (k)     Fees and Expenses; Indemnity.  Mortgagor will reimburse Trustee and
             ----------------------------
Mortgagee (for purposes of this paragraph, the terms "Trustee" and "Mortgagee" shall include the directors, officers, partners, employees and agents of Trustee or Mortgagee, respectively, and any persons or entities owned or controlled by or affiliated with Trustee or Mortgagee, respectively) for all expenditures, including reasonable attorneys' fees and expenses, incurred or expended in connection with (i) the breach by Mortgagor of any covenant, agreement or condition contained herein or in any other Loan Document, (ii) the exercise of any rights and remedies hereunder or under any other Loan Document, and (iii) the protection of the Property and/or liens and security interests therein. Mortgagor will indemnify and hold harmless Trustee and Mortgagee from and against (and will reimburse Trustee and Mortgagee for) all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys' fees and expenses) which may be imposed upon, asserted against or incurred or paid by either of them on account of, in connection with, or arising out of (A) any bodily injury or death or natural resource, human health or property damage occurring in, at, into, under or upon or in the vicinity of the Property through any cause whatsoever, (B) any act performed or omitted to be performed hereunder or the breach of any representation or warranty herein, (C) the exercise of any rights and remedies hereunder or under any other Loan Document, (D) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Property or with this Mortgage or any other Loan Document, (E) any violation on or prior to the Release Date (as hereinafter defined) of any Applicable Environmental Law, (F) any act, omission, event or circumstance existing or occurring on or prior to the Release Date (including without limitation the presence on or under the Property or the Associated Property or release at, into, upon, under or from or under the Property or the Associated Property of hazardous substances or solid wastes disposed of or otherwise released) resulting from or in connection with the ownership, construction, occupancy, operation, use and/or maintenance of the Property or the Associated Property, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence or occurrence, and (G) any and all claims or proceedings (whether brought by private party or governmental agencies) for human health, bodily injury, property damage, abatement or remediation, environmental damage, cleanup, mitigation, removal, natural resource damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance, solid waste or contaminated material located upon or migrating into, from or through the Property or the Associated Property (whether or not the release of such materials was caused by Mortgagor, a tenant or subtenant or a prior owner or tenant or subtenant on the Property or the Associated Property and whether or not the alleged liability is attributable to the use, treatment, handling, storage, generation, transportation, removal or disposal of such substance, waste or material or the mere presence of such substance, waste or material on or under the Property or the Associated Property), which the Mortgagee and/or the Trustee may have liability with respect to due to the making of the loan or loans evidenced by the Note, the granting of this Mortgage, the exercise of any rights under the Loan Documents, or otherwise. Mortgagee shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to be the rights to indemnified as herein provided, all amounts paid in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character expended by Mortgagee pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee. The "Release Date" as used herein shall mean the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released of record, or (ii) the date on which the lien of this Mortgage is foreclosed or a deed in lieu of such foreclosure is fully effective and recorded. WITHOUT LIMITATION, IT IS THE INTENTION OF MORTGAGOR AND MORTGAGOR AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid hereunder by Mortgagor to Mortgagee and/or Trustee shall be a demand obligation owing by Mortgagor to Mortgagee and/or Trustee and shall be subject to and covered by the provisions of Section 2.3 hereof.

     (l)     Further  Assurances.  Mortgagor  will, on request of Mortgagee, (i)
             -------------------
promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other Loan Document, or in the execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, mortgages, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; and (iii) execute, acknowledge, deliver, and file and/or record any document or instrument (including specifically any financing statement) desired by Mortgagee to protect the lien or the security interest hereunder against the rights or interests of third persons. Mortgagor shall pay all costs connected with any of the foregoing.

     (m)     Not  a  Foreign Person.  Mortgagor is not a "foreign person" within
             ----------------------
the meaning of the Internal Revenue Code of 1986, as amended, (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section  2.2     Compliance  by  Operator.  As to any part of the Mortgaged
                      ------------------------
Properties which is not a working interest, Mortgagor agrees to take all such action and to exercise all rights and remedies as are available to Mortgagor to cause the owner or owners of the working interest in such properties to comply with the covenants and agreements contained herein; and as to any part of the Mortgaged Properties which is a working interest but which is operated by a party other than Mortgagor, Mortgagor agrees to take all such action and to exercise all rights and remedies as are available to Mortgagor (including, but not limited to, all rights under any operating agreement) to cause the party who is the operator of such property to comply with the covenants and agreements contained herein.

     Section  2.3     Performance on Mortgagor's Behalf.  Mortgagor agrees that,
                      ---------------------------------
if Mortgagor fails to perform any act or to take any action which hereunder Mortgagor is required to perform or take, or to pay any money which hereunder
Mortgagor is required to pay, Mortgagee, in Mortgagor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Mortgagee and any money so paid by Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee (which obligation Mortgagor hereby expressly promises to pay) and Mortgagee, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Each amount due and owing by Mortgagor to Trustee and/or Mortgagee pursuant to this Mortgage shall bear interest each day, from the date of such expenditure or payment until paid, at a rate equal to rate as provided for past due principal under the Note (provided that, should applicable law provide for a maximum permissible rate of interest on such amounts, such rate shall not be greater than such maximum permissible rate); all such amounts, together with such interest thereon, shall be a part of the secured indebtedness and shall be secured by this Mortgage.

                                  ARTICLE III.

                Assignment of Production, Accounts, and Proceeds
                ------------------------------------------------

     Section 3.1     Assignment of Production.  Mortgagor does hereby absolutely
                     ------------------------
and unconditionally assign, transfer and set over to Mortgagee all Production which accrues to Mortgagor's interest in the Mortgaged Properties, all proceeds of such Production and all Payments in Lieu of Production (herein collectively referred to as the "Production Proceeds"), together with the immediate and continuing right to collect and receive such Production Proceeds. Mortgagor directs and instructs any and all purchasers of any Production to pay to Mortgagee all of the Production Proceeds accruing to Mortgagor's interest until such time as such purchasers have been furnished with evidence that all secured indebtedness has been paid and that this Mortgage has been released. Mortgagor agrees that no purchasers of the Production shall have any responsibility for the application of any funds paid to Mortgagee.

     Section  3.2     Effectuating  Payment of Production Proceeds to Mortgagee.
                      ---------------------------------------------------------
Independent of the foregoing provisions and authorities herein granted, Mortgagor agrees to execute and deliver any and all transfer orders, division orders and other instruments that may be requested by Mortgagee or that may be required by any purchaser of any Production for the purpose of effectuating payment of the Production Proceeds to Mortgagee. If under any existing sales agreements, other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Mortgagee, Mortgagor's interest in all Production Proceeds under such sales agreements and in all other Production Proceeds which for any reason may be paid to Mortgagor shall, when received by Mortgagor, constitute trust funds in Mortgagor's hands and shall be immediately paid over to Mortgagee. Without limitation upon any of the foregoing, Mortgagor hereby constitutes and appoints Mortgagee as Mortgagor's special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Mortgagee may from time to time prescribe) in the name, place and stead of Mortgagor to do any and every act and exercise any and every power that Mortgagor might or could do or exercise personally with respect to all Production and Production Proceeds (the same having been assigned by Mortgagor to Mortgagee pursuant to Section 3.1 hereof), expressly inclusive, but not limited to, the right, power and authority to:

     (a) Execute and deliver in the name of Mortgagor any and all transfer orders, division orders, letters in lieu of transfer orders, indemnifications, certificates and other instruments of every nature that may be requested or required by any purchaser of Production from any of the Mortgaged Properties for the purposes of effectuating payment of the Production Proceeds to Mortgagee or which Mortgagee may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 3.1; and

     (b) If under any product sales agreements other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Mortgagee, to make, execute and enter into such sales agreements or other agreements as are necessary to direct Production Proceeds to be payable to Mortgagee;

giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Mortgagor might or could do if personally present; and Mortgagor shall be bound thereby as fully and effectively as if Mortgagor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred upon Mortgagee may be exercised by Mortgagee through any person who, at the time of the execution of the particular instrument, is an officer of Mortgagee. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the secured indebtedness, or any part thereof, shall remain unpaid. All persons dealing with Mortgagee or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Mortgagee that all the secured indebtedness is fully and finally paid. Mortgagee may, but shall not be obligated to, take such action as it deems appropriate in an effort to collect the Production Proceeds and any reasonable expenses (including reasonable attorney's fees) so incurred by Mortgagee shall be a demand obligation of Mortgagor and shall be part of the secured indebtedness, and shall bear interest each day, from the date of such expenditure or payment until paid, at the rate described in Section 2.3 hereof.

     Section  3.3     Change of Purchaser.  To the extent a default has occurred
                      -------------------
hereunder and is continuing, should any person now or hereafter purchasing or taking Production fail to make payment promptly to Mortgagee of the Production Proceeds, Mortgagee shall, subject to then existing contractual prohibitions, have the right to make, or to require Mortgagor to make, a change of purchaser, and the right to designate or approve the new purchaser, and Mortgagee shall have no liability or responsibility in connection therewith so long as ordinary care is used in making such designation.

     Section  3.4     Application of Production Proceeds.  So long as no default
                      ----------------------------------
has occurred hereunder, the Production Proceeds received by Mortgagee during each calendar month shall on the first business day of the next succeeding calendar month (or, at the option of Mortgagee, on any earlier date) be applied by Mortgagee as follows:

          FIRST,  to  the  payment  of  all  secured  indebtedness  then due and
          -----
     payable,  in  such  manner  and  order  as  Mortgagee  deems  advisable;

          SECOND, to the prepayment of the remainder of the secured indebtedness
          ------
     in such manner and order and to such extent as Mortgagee deems advisable; and

          THIRD, the remainder, if any, of the Production Proceeds shall be paid
          -----
     over to Mortgagor or to Mortgagor's order or to such other parties as may be entitled thereto by law.

After a default hereunder has occurred, all Production Proceeds from time to time in the hands of Mortgagee shall be applied by it toward the payment of all secured indebtedness (principal, interest, attorneys' fees and other fees and expenses) at such times and in such manner and order and to such extent as Mortgagee deems advisable.

     Section 3.5     Release From Liability; Indemnification.  Mortgagee and its
                     ---------------------------------------
successors and assigns are hereby released and absolved from all liability for failure to enforce collection of the Production Proceeds and from all other responsibility in connection therewith, except the responsibility of each to account to Mortgagor for funds actually received by each. Mortgagor agrees to indemnify and hold harmless Mortgagee (for purposes of this paragraph, the term "Mortgagee" shall include the directors, officers, partners, employees and agents of Mortgagee and any persons or entities owned or controlled by or affiliated with Mortgagee) from and against all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon, asserted against or incurred or paid by Mortgagee by reason of the assertion that Mortgagee received, either before or after payment in full of the secured indebtedness, funds from the production of oil, gas, other hydrocarbons or other minerals claimed by third persons (and/or funds attributable to sales of production which (i) were made at prices in excess of the maximum price permitted by applicable law or (ii) were otherwise made in violation of laws, rules, regulations and/or orders governing such sales), and Mortgagee shall have the right to defend against any such claims or actions, employing attorneys of its own selection, and if not furnished with indemnity satisfactory to it, Mortgagee shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Mortgagee in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character expended by Mortgagee pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest, from the date expended until paid, at the rate described in Section 2.3 hereof. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. WITHOUT LIMITATION, IT IS THE INTENTION OF MORTGAGOR AND MORTGAGOR AGREES THAT THE FOREGOING RELEASES AND INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES), CAUSES OF ACTION,

JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party.

     Section  3.6     Mortgagor's  Absolute  Obligation  to  Pay  Note.  Nothing
                      ------------------------------------------------
herein contained shall detract from or limit the obligations of Mortgagor to make prompt payment of the Note, and any and all other secured indebtedness, at the time and in the manner provided herein and in the Loan Documents, regardless of whether the Production and Production Proceeds herein assigned are sufficient to pay same, and the rights under this Article III shall be cumulative of all other rights under the Loan Documents.

                                   ARTICLE IV.

                              Remedies Upon Default
                              ---------------------

     Section 4.1     Default.  The term "default" as used in this Mortgage shall
                     -------
mean  the  occurrence  of  any  of  the  following  events:

     (a)     the  occurrence of an "Event of Default" as defined in the Note; or

     (b) the failure of Mortgagor to pay over to Mortgagee any Production Proceeds which are receivable by Mortgagee under this Mortgage but which are paid to Mortgagor rather than Mortgagee (either as provided for in Section 3.2 hereof or otherwise), except Production Proceeds paid over to Mortgagor by Mortgagee under clause THIRD of Section 3.4.

     Section  4.2     Acceleration  of  Secured  Indebtedness.  The  secured
                      ---------------------------------------
indebtedness may be (and in certain circumstances shall automatically be) accelerated as provided in the Note.

     Section  4.3     Pre-Foreclosure  Remedies.  Upon  the  occurrence  of  a
                      -------------------------
default, or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, Mortgagee is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession, operation, protection or preservation of the Property. If necessary to obtain the possession provided for above, Mortgagee may invoke any and all remedies to dispossess Mortgagor, including, but not limited to, summary proceeding or restraining order. Mortgagor agrees to peacefully surrender possession of the property upon default if requested. All costs, expenses and liabilities of every character incurred by Mortgagee in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest from date of expenditure until paid at the rate described in Section 2.3 hereof, all of which shall constitute a portion of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness. In connection with any action taken by Mortgagee pursuant to this Section 4.3, MORTGAGEE SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY MORTGAGOR RESULTING FROM ANY ACT OR OMISSION OF MORTGAGEE (INCLUDING MORTGAGEE'S OWN NEGLIGENCE) IN MANAGING THE PROPERTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT AND BAD FAITH OF MORTGAGEE, nor shall Mortgagee be obligated to perform or discharge any obligation, duty or liability of Mortgagor arising under any agreement forming a part of the Property or arising under any Permitted Encumbrance or otherwise arising. Mortgagor hereby assents to, ratifies and confirms any and all actions of Mortgagee with respect to the Property taken under this Section 4.3.

     Section  4.4     Foreclosure.
                      -----------

     (a) Upon the occurrence of a default, Trustee is authorized and empowered and it shall be Trustee's special duty at the request of Mortgagee to sell the Mortgaged Properties, or any part thereof, as an entirety or in parcels as Mortgagee may elect, at such place or places and otherwise in the manner and upon such notice as may be required by law or, in the absence of any such requirement, as Trustee may deem appropriate. If Trustee shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. Cumulative of the foregoing and the other provisions of this Section 4.4, such sales of all or any part of such Mortgaged Properties shall be conducted at the courthouse of any county (whether or not the counties in which such Mortgaged Properties are located are contiguous) in the State of Texas in which any part of such Mortgaged Properties is situated or which lies shoreward of any Mortgaged Property (i.e., to the extent a particular Mortgaged Property lies offshore within the reasonable projected seaward extension of the relevant county boundary), at public venue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust, after having given notice of such sale in accordance with such statutes.

     A  POWER  OF  SALE  HAS BEEN GRANTED IN THIS MORTGAGE.  A POWER OF SALE MAY
     ---------------------------------------------------------------------------
ALLOW  TRUSTEE  TO  TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO
--------------------------------------------------------------------------------
COURT  IN  A  FORECLOSURE  ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.
-------------------------------------------------------------------------------

     (b) Upon the occurrence of a default, Mortgagee may exercise its rights of enforcement with respect to the Collateral under the Texas Business and Commerce Code, as amended, or under the Uniform Commercial Code or any other statute in force in any state to the extent the same is applicable law. Cumulative of the foregoing and the other provisions of this Section 4.4:

          (i) Mortgagee may enter upon the Mortgaged Properties or otherwise upon Mortgagor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

          (ii) Mortgagee may require Mortgagor to assemble the Collateral and make it available at a place Mortgagee designates which is mutually convenient to allow Mortgagee to take possession or dispose of the Collateral; and

          (iii) written notice mailed to Mortgagor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

          (iv) in the event of a foreclosure of the liens and/or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof, may, at the option of Mortgagee, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold, the Collateral related thereto may be sold in connection therewith); and

          (v)     the  expenses  of sale provided for in clause FIRST of Section
     4.7 shall include the reasonable expenses of retaking the Collateral, or any part thereof, holding the same and preparing the same for sale or other disposition; and

          (vi) should, under this subsection, the Collateral be disposed of other than by sale, any proceeds of such disposition shall be treated under Section 4.7 as if the same were sales proceeds.

     (c) To the extent permitted by applicable law, the sale hereunder of less than the whole of the Property shall not exhaust the powers of sale herein granted or the right to judicial foreclosure, and successive sale or sales may be made until the whole of the Property shall be sold, and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the indebtedness secured hereby and the expense of conducting such sale, this Mortgage and the liens and security interests hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Mortgagor shall never have any right to require the sale of less than the whole of the Property. In the event any sale hereunder is not completed or is defective in the opinion of Mortgagee, such sale shall not exhaust the powers of sale hereunder or the right to judicial foreclosure, and Mortgagee shall have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The Trustee or his successor or substitute, and the Mortgagee acting under power of sale, respectively, may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by it (including, without limitation, the posting of notices and the conduct of sale), and such appointment need not be in writing or recorded. Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to all of the secured indebtedness having been declared to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or, with respect to any sale by the Trustee, or any successor or substitute trustee, as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee or the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done, shall be taken as prima facie evidence of the truth of the facts so stated and recited. With respect to any sale held in foreclosure of the liens and/or security interests covered hereby, it shall not be necessary for the Trustee, Mortgagee, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his/her or its possession, either at the time of or prior to such sale, the Property or any part thereof.

     Section  4.5     Effective as Mortgage.  This instrument shall be effective
                      ---------------------
as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to the Mortgaged Properties, or any portion thereof, in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Mortgagee. To the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Mortgagor hereby mortgages the Mortgaged Properties to Mortgagee. In the event a foreclosure hereunder as to the Mortgaged Properties, or any part thereof, shall be commenced by Trustee, or his substitute or successor, Mortgagee may at any time before the sale of such properties direct Trustee to abandon the sale, and may then institute suit for the foreclosure of this Mortgage as to such properties. It is agreed that if Mortgagee should institute a suit for the foreclosure of this Mortgage, Mortgagee may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, its substitute or successor, to sell the Mortgaged Properties, or any part thereof, in accordance with the provisions of this Mortgage.

     Section  4.6     Receiver.  In  addition  to  all  other  remedies  herein
                      --------
provided for, Mortgagor agrees that, upon the occurrence of a default or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, Mortgagee shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Mortgagee, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Mortgagee under Article III hereof. Mortgagor expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest, from the date of making such advancement by Mortgagee until paid, at the rate described in Section 2.3 hereof.

     Section  4.7     Proceeds of Foreclosure.  The proceeds of any sale held in
                      -----------------------
foreclosure of the liens and/or security interests evidenced hereby shall be applied:

          FIRST,  to the payment of all necessary costs and expenses incident to
          -----
     such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit or any judicial proceeding and including, but not limited to, a reasonable fee to the Trustee if such sale was made by the Trustee acting under the provisions of Section 4.4(a);

          SECOND,  to  the  payment  of  the  secured  indebtedness  (including
          ------
     specifically without limitation the principal, interest and attorneys' fees due and unpaid on the Note and the amounts due and unpaid and owed under this Mortgage) in such manner and order as Mortgagee may elect; and

          THIRD,  the  remainder,  if  any  there  shall  be,  shall  be paid to
          -----
     Mortgagor, or to Mortgagor's heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law.

     Section  4.8     Mortgagee as Purchaser.  Mortgagee shall have the right to
                      ----------------------
become the purchaser at any sale held in foreclosure of the liens and/or security interests evidenced hereby, and shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to Mortgagee.

     Section  4.9     Foreclosure  as to Matured Debt.  Upon the occurrence of a
                      -------------------------------
default, Mortgagee shall have the right to proceed with foreclosure of the liens and/or security interests evidenced hereby without declaring the entire secured indebtedness due, and in such event, any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness and shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part, this Mortgage shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 4.7 except that the amount paid under clause SECOND thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clauses FIRST and SECOND (modified as provided above) shall be applied as provided in clause SECOND AND THIRD of Section 3.4 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

     Section 4.10     Remedies Cumulative.  All remedies herein provided for are
                      -------------------
cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Loan Document, and, in addition to the remedies herein provided, there shall continue to be available all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and/or security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     Section  4.11     Discretion  as  to Security.  Mortgagee may resort to any
                       ---------------------------
security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Mortgagee in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

     Section  4.12     Mortgagor's Waiver of Certain Rights.  To the full extent
                       ------------------------------------
Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, Mortgagor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Mortgagor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right under the terms of this Mortgage to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right under the terms of this Mortgage to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. In particular, but without limitation of the foregoing, to the fullest extent that Mortgagor may do so, Mortgagor waives (i) the benefit of all laws now existing or that hereafter may be enacted limiting the amount of indebtedness that can be collected, either before or after foreclosure, by court action or by power of sale, in relation to the value of the property described herein; and (ii) the benefit of all laws that may be hereafter enacted in any way limiting the time for commencement of an action for deficiency judgment or any other action for the collection of indebtedness by reference to the time of exercise of the power of sale or any other remedy available hereunder, or extending the time for enforcing collection of the indebtedness or creating or extending a period of redemption from any sale made in collecting the indebtedness. Mortgagor acknowledges and agrees that the property described herein may be part of collateral located in more than one state, and therefor Mortgagor waives and relinquishes any and all rights it may have, whether at law or equity, to require the Trustee and Mortgagee, and each of them, to proceed to enforce or exercise any rights, powers and remedies they may have under the Loan Documents in any particular manner, in any particular order, or in any particular state or other jurisdiction. Mortgagor further agrees that any particular proceeding, including without limitation foreclosure through court action (in a state or federal court) or power of sale, may be brought and prosecuted in any one or more states as to all or any part of the collateral, wherever located, without regard to the fact that any one or more prior or contemporaneous proceedings have been commenced elsewhere with respect to the same or any other part of the collateral. If any law referred to in this section and now in force, of which Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

     Section  4.13     Mortgagor as Tenant Post-Foreclosure.  In the event there
                       ------------------------------------
is a foreclosure sale hereunder and at the time of such sale Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property by, through or under Mortgagor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser. To the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible entry and detainer) in any court having jurisdiction.

                                   ARTICLE V.

                                  Miscellaneous
                                  -------------

     Section  5.1     Scope  of  Mortgage.  This Mortgage is a deed of trust and
                      -------------------
mortgage of both real and personal property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures and all rights as set out herein.

     Section  5.2     Effective  as a Financing Statement.  This Mortgage covers
                      -----------------------------------
goods which are or are to become fixtures on the real property described herein, and this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property. This Mortgage shall also be effective as a financing statement, filed as a fixture filing, covering minerals and other substances of value which may be extracted from the earth (including without limitation oil and gas), and accounts related thereto, which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Properties. This Mortgage is to be filed for record in the real/immovable property records of each county where any part of the Mortgaged Properties is situated or which lies shoreward of any Mortgaged Property (i.e., to the extent a Mortgaged Property lies offshore within the projected seaward extension of the relevant county boundaries), and may also be filed in the offices of the Bureau of Land Management or the Minerals Management Service or any relevant state agency (or any successor agencies). This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage.

     Section 5.3     Reproduction of Mortgage as Financing Statement.  A carbon,
                     -----------------------------------------------
photographic, facsimile or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in Section 5.2. Without limiting any other provision herein, Mortgagor hereby authorizes Mortgagee to file one or more financing statements, or renewal or continuation statements thereof, describing the Collateral.

     Section  5.4     Notice  to  Account  Debtors.  In addition to, but without
                      ----------------------------
limitation of, the rights granted in Article III hereof, Mortgagee may, at any time after a default has occurred that is continuing, notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Mortgagee directly.

     Section  5.5     Waivers.  Mortgagee  may at any time and from time to time
                      -------
in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor's doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor's failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Property or any interest therein or any Production Proceeds from the lien and security interest of this Mortgage, without the joinder of Trustee. Any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document may be released from all or any part of such obligations without impairing or releasing the liability of any other party. No such act shall in any way impair any rights or powers hereunder except to the extent specifically agreed to in such writing.

     Section 5.6     No Impairment of Security.  The lien, security interest and
                     -------------------------
other security rights hereunder shall not be impaired by any indulgence, moratorium or release which may be granted including, but not limited to, any renewal, extension or modification which may be granted with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which may be granted in respect of the Property (including without limitation Production Proceeds), or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

     Section  5.7     Acts  Not  Constituting Waiver.  Any default may be waived
                      ------------------------------
without waiving any other prior or subsequent default. Any default may be remedied without waiving the default remedied. Neither failure to exercise, nor delay in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor in any case shall of itself entitle

Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

     Section  5.8     Mortgagor's Successors.  In the event the ownership of the
                      ----------------------
Property or any part thereof becomes vested in a person other than Mortgagor, then, without notice to Mortgagor, such successor or successors in interest may be dealt with, with reference to this Mortgage and to the indebtedness secured hereby, in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance, and no extension of the time for the payment of the indebtedness secured hereby, shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder or for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby.

     Section  5.9     Place  of  Payment.  All secured indebtedness which may be
                      ------------------
owing hereunder at any time by Mortgagor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Mortgagee indicated at the end of this Mortgage), or at such other place as Mortgagee may designate in writing.

     Section  5.10     Subrogation  to  Existing  Liens.  To  the  extent  that
                       --------------------------------
proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced at Mortgagor's request, and the party or parties advancing the same shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such indebtedness, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     Section  5.11     Application  of Payments to Certain Indebtedness.  If any
                       ------------------------------------------------
part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

     Section  5.12     Compliance  With  Usury  Laws.  It  is  the  intent  of
                       -----------------------------
Mortgagor, Mortgagee and all other parties to the Loan Documents to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein or in the other Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect.

     Section  5.13     Substitute  Trustee.  The  Trustee  may  resign  by  an
                       -------------------
instrument in writing addressed to Mortgagee, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Mortgagee. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Mortgagee shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Mortgagee shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Mortgagee and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full, or until the Property is sold hereunder. If Mortgagee is a corporation or association and such appointment is executed in its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Mortgagee may act through an agent or attorney-in-fact in substituting trustees. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Properties shall vest in the named successor or substitute Trustee and such successor or substitute shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Mortgagee or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Mortgaged Properties of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

     Section 5.14     No Liability for Trustee.  THE TRUSTEE SHALL NOT BE LIABLE
                      ------------------------
FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE TRUSTEE'S NEGLIGENCE), EXCEPT FOR TRUSTEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by the Trustee hereunder, believed by the Trustee in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Mortgagor hereby ratifies and confirms any and all acts which the herein named Trustee or its successor or successors, substitute or substitutes, shall do lawfully by virtue hereof. Mortgagor will reimburse Trustee for, and indemnify and save Trustee harmless against, any and all liability and expenses (including attorneys fees) which may be incurred by Trustee in the performance of his duties. The foregoing indemnities shall not terminate upon the release, foreclosure or other termination of this Mortgage but will survive such release, termination and/or foreclosure of this Mortgage, or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid hereunder by Mortgagor to Trustee shall be a demand obligation owing by Mortgagor to Trustee and shall be subject to and covered by the provisions of
Section  2.3  hereof.

     Section  5.15     Release  of Mortgage.  If all of the secured indebtedness
                       --------------------
be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed and no further obligation shall exist to provide credit or advance funds to Mortgagor or the maker of any promissory note (or other obligor with respect to other indebtedness) secured hereby, then, at Mortgagor's request, this Mortgage shall be released in due form and at Mortgagor's cost; provided, however, that, notwithstanding such release, certain indemnifications, and other rights, which are provided herein to continue following the release hereof shall continue in effect unaffected by such release; and provided further that if any payment to Mortgagee is held to constitute a preference or a voidable transfer under applicable state or federal laws or if for any other reason Mortgagee is required to refund such payment to the payor thereof or to pay the amount thereof to any third party, this Mortgage shall be reinstated to the extent of such payment or payments.

     Section  5.16     Notices.  All  notices,  requests,  consents, demands and
                       -------
other communications required or permitted hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, (b) in the case of telecopy, upon receipt, and (c) in the case of registered or certified United States mail, three days after deposit in the mail. Notwithstanding the foregoing, or anything else in the Loan Documents which may appear to the contrary, any notice given in connection with a foreclosure of the liens and/or security interests created hereunder, or otherwise in connection with the exercise by Mortgagee or Trustee of their respective rights hereunder or under any other Loan Document, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute shall (as to the portion of the Property to which such statute is applicable) constitute proper notice.

     Section  5.17     Invalidity  of  Certain Provisions.  A determination that
                       ----------------------------------
any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     Section 5.18     Gender; Titles.  Within this Mortgage, words of any gender
                      --------------
shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.

     Section  5.19     Recording.  Mortgagor  will  cause  this Mortgage and all
                       ---------
amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Mortgagee shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     Section 5.20     Reporting Compliance.  Mortgagor agrees to comply with any
                      --------------------
and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of Mortgagee to furnish Mortgagee with evidence of such compliance.

     Section  5.21     Certain  Consents.  Except  where  otherwise  expressly
                       -----------------
provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Mortgagee is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of such party, and such party shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the judgment of such party.

     Section  5.22     Certain  Obligations  of  Mortgagor.  Without  limiting
                       -----------------------------------
Mortgagor's obligations hereunder, Mortgagor's liability hereunder shall extend to and include all post petition interest, expenses, and other duties and liabilities with respect to Mortgagor's obligations hereunder which would be owed but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.

     Section  5.23     Counterparts.  This  Mortgage  may be executed in several
                       ------------
counterparts, all of which are identical, except that, to facilitate recordation, certain counterparts hereof may include only that portion of Exhibit A which contains descriptions of the properties located in (or otherwise subject to the recording or filing requirements and/or protections of the recording or filing acts or regulations of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of Exhibit A shall be included in such counterparts by reference only. All of such counterparts together shall constitute one and the same instrument. Complete copies of this Mortgage containing the entire Exhibit A, and being fully executed by Mortgagor have been retained by Mortgagor and Mortgagee.

     Section 5.24     Successors and Assigns.  The terms, provisions, covenants,
                      ----------------------
representations, indemnifications and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall inure to the benefit of Mortgagee and

Trustee and their respective successors and assigns, and shall constitute covenants running with the Mortgaged Properties. All references in this Mortgage to Mortgagor, Mortgagee or Trustee shall be deemed to include all such successors and assigns.

     Section  5.25     FINAL  AGREEMENT  OF  THE  PARTIES.  THE  WRITTEN  LOAN
                       -------------------------------------------------------
DOCUMENTS  REPRESENT  THE  FINAL  AGREEMENT  BETWEEN  THE PARTIES AND MAY NOT BE
--------------------------------------------------------------------------------
CONTRADICTED  BY  EVIDENCE  OF  PRIOR,  CONTEMPORANEOUS,  OR  SUBSEQUENT  ORAL
------------------------------------------------------------------------------
AGREEMENTS  OF  THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
--------------------------------------------------------------------------------
PARTIES.
-------

     Section  5.26     CHOICE OF LAW.  WITHOUT REGARD TO PRINCIPLES OF CONFLICTS
                       ---------------------------------------------------------
OF  LAW,  THIS  MORTGAGE  SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND
--------------------------------------------------------------------------------
GOVERNED  BY THE LAWS OF THE STATE OFNEW YORKAPPLICABLE TO CONTRACTS MADE AND TO
--------------------------------------------------------------------------------
BE  PERFORMED  ENTIRELY  WITHIN  SUCH STATE AND THE LAWS OF THE UNITED STATES OF
--------------------------------------------------------------------------------
AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF
--------------------------------------------------------------------------------
THE  PROPERTY  IS  LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE
--------------------------------------------------------------------------------
PROPERTY)  NECESSARILY  OR,  IN  THE  SOLE DISCRETION OFMORTGAGEE, APPROPRIATELY
--------------------------------------------------------------------------------
GOVERNS  WITH  RESPECT  TO  PROCEDURAL  AND  SUBSTANTIVE MATTERS RELATING TO THE
--------------------------------------------------------------------------------
CREATION,  PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER
--------------------------------------------------------------------------------
RIGHTS  AND  REMEDIES  OF THE TRUSTEE OR THEMORTGAGEE GRANTED HEREIN, THE LAW OF
--------------------------------------------------------------------------------
SUCH  STATE  SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR WHICH
--------------------------------------------------------------------------------
IS  OTHERWISE  SUBJECT  TO  THE  LAWS  OF)  SUCH  STATE.
-------------------------------------------------------

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                                       30

IN WITNESS WHEREOF, this instrument is executed by Mortgagor this 1st day of November, 2006.

                                        MORTGAGOR:

                                        GARWOOD PETROSEARCH, INC.

                                        By: /s/ Richard D. Dole
                                           -------------------------------------
                                        Name:  Richard D. Dole
                                        Title: Manager

The address of Mortgagee is:

LAURUS MASTER FUND, LTD.
Laurus Master Fund, Ltd.
c/o M&C Corporate Services Limited
PO Box 309 G.T.
Ugland House, South Church Street, George Town
Grand Cayman, Cayman Islands
Facsimile:  345-949-8080


The address of Mortgagor is:
Garwood Petrosearch, Inc.
675 Bering Drive, Suite 200
Houston, TX 77057
Attention:
          ----------------
Telephone:  713.961.9337
Fax:  713.961.9338

The address of the Trustee is:
[               ]
 ---------------

STATE OF TEXAS          Sec.
                        Sec.
COUNTY OF HARRIS        Sec.

     The  foregoing  instrument  was  acknowledged  before  me  this  1st day of
November,  2006,  by                             , the                        of
                      ---------------------------      ----------------------
GARWOOD  PETROSEARCH,  INC.,  a Texas corporation, on behalf of said corporation

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Harris County, Texas, on the day and year first above written. My commission expires:

                              -------------------------------------
                              NOTARY  PUBLIC,  State  of  Texas

----------------
     [SEAL]
                              -------------------------------------
                              (printed  name)


                                       32